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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 --------------


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                December 20, 2002

                                 FNB CORPORATION
             (Exact name of registrant as specified in its charter)



            Virginia                      000-24141              54-1791618
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)



                            -------------------------

                                 105 Arbor Drive
                         Christiansburg, Virginia 24068
                    (Address of principal executive offices)

                                  540-382-4951
                         (Registrant's telephone number,
                              including area code)



                            -------------------------

          (Former name or former address, if changed since last report)

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Item 5.  Other Events and Regulation FD Disclosure

         On December 20, 2002, FNB Corporation ("FNB") issued the press release attached hereto as Exhibit 99.1 announcing the appointment of Samuel H. Tollison as FNB's new president and chief executive officer.

Item 7.  Financial Statements and Exhibits

         Exhibits
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         99.1           Press Release dated December 20, 2002



                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FNB CORPORATION

Date: December 20, 2002               By:    /s/  Peter A. Seitz
                                             ----------------------------
                                             Peter A. Seitz
                                             Executive Vice President and Chief
                                             Operating Officer